UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2025

enGene Holdings Inc.

(Exact name of Registrant as Specified in Its Charter)

British Columbia	001-41854	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4868 Rue Levy, Suite 220
Saint-Laurent, Quebec, Canada		H4R 2P1
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 514 332-4888

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	ENGN	The Nasdaq Stock Market LLC
Warrants, each exercisable for one Common Share, at an exercise price of $11.50 per Share	ENGNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01	Regulation FD Disclosure.

On November 11, 2025, enGene Holdings, Inc. (the “Company”) issued a press release announcing updates regarding the pivotal cohort of its ongoing Phase 2 LEGEND trial of detalimogene voraplasmid (also known as “detalimogene” and previously EG-70) in high-risk, Bacillus Calmette-Guérin (“BCG”)-unresponsive patients with carcinoma in situ (“CIS”) with or without concomitant papillary disease, including new preliminary clinical data. In addition, as announced in a press release issued November 10, 2025, the Company hosted a conference call on November 11, 2025 to discuss the preliminary clinical data and made available a slide presentation for the conference call, as well as an updated Corporate Presentation to be used during future investor meetings. A copy of the press releases issued November 10th and 11th, the slide presentation for the conference call and the Corporate Presentation are being furnished as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibits 99.1, 99.2, 99.3 and 99.4, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Information.

Detalimogene is being evaluated in the ongoing, open-label, multi-cohort, Phase 2 LEGEND trial to establish its safety and efficacy in high-risk NMIBC. LEGEND’s pivotal cohort (“Cohort 1”) has completed enrollment of 125 patients with high-risk, BCG-unresponsive NMIBC with CIS with or without papillary disease. In addition to Cohort 1, LEGEND includes three additional cohorts, which include NMIBC patients with CIS who are naïve to treatment with BCG (“Cohort 2a”); NMIBC patients with CIS who have been exposed to BCG but have not received adequate BCG treatment (“Cohort 2b”); and BCG-unresponsive high-risk NMIBC patients with papillary-only disease (“Cohort 3”).

Following recent discussions with the U.S. Food and Drug Administration (the “FDA”) the primary endpoint for Cohort 1 will change to complete response (“CR”) at any time from its previous primary endpoint of landmark 12-month CR rate, with its key secondary endpoint becoming duration of response rate. This updated primary endpoint is consistent with other recent programs for BCG-unresponsive NMIBC registered with FDA.

Preliminary Efficacy Data

On November 11, 2025, the Company announced updated preliminary efficacy data from two patient subpopulations of the intent-to-treat (“ITT”) patient population of Cohort 1 consisting of (i) patients who received at least one dose of detalimogene and had at least one post-baseline disease assessment and were enrolled prior to the amendment of the protocol in the fourth quarter of 2024 (the “Pre-Protocol Amendment Patients”) and (ii) patients who received at least one dose of detalimogene and had at least one post-baseline disease assessment and were enrolled following the amendment of the protocol in the fourth quarter of 2024 (the “Post-Protocol Amendment Patients”). As of October 24, 2025, the ITT population consisted of 31 Pre-Protocol Amendment Patients and 62 Post-Protocol Amendment Patients. The table below summarizes preliminary efficacy results from the two separate patient subpopulations:

ITT Population*		Any Time (N=62)	3 Month (N=62)	6 Month** (N=37)
Post-Protocol Amendment Patients	CR Rate	63% (CI: 51-74)	56% (CI: 44-68)	62% (CI: 46-76)
		Any Time (N=31)	3 Month (N=31)	6 Month (N=27)
Pre-Protocol Amendment Patients	CR Rate	55% (CI: 38-71)	55% (CI: 38-71)	41% (CI: 25-59)

Data as of October 24, 2025.

*

ITT: Intent-To-Treat population includes all Pre-Protocol Amendment Patients and Post-Protocol Amendment Patients, respectively, who received at least 1 dose of treatment and had at least 1 post-baseline disease assessment.

**	CR rates at 6 months include only patients who were evaluable at the 6-month timepoint or had disease progression prior to the 6-month assessment.

CI: 95% Confidence Interval

The preliminary efficacy data for Pre-Protocol Amendment Patients demonstrated a markedly lower 12-month CR rate than those of FDA-approved products for BCG-unresponsive NMIBC patients.

Among the Post-Protocol Amendment Patients, four patients that did not have a CR at the 3-month assessment converted to a CR at the 6-month assessment. In addition, of the 23 patients in this subpopulation with a CR at the 6-month assessment, five patients remained in CR at the 9-month assessment, 17 patients are pending their 9-month assessment and one patient dropped out of the study prior to the 9-month assessment.

Preliminary Safety Data

Detalimogene’s overall tolerability profile was favorable. Of the 125 patients assessed for safety in Cohort 1, as of October 24, 2025, 53 patients (42%) experienced at least one treatment-related adverse event (“TRAE”), which were mainly Grade 1/2 in severity, except for three patients (2.4%) that experienced Grade 3 TRAEs. The most common TRAEs were Bladder Spasm (10.4%), Dysuria (12.0%), Fatigue (16.8%), Micturition urgency (10.4%), and Pollakiuria (10.4%). There were no Grade 4 or Grade 5 TRAEs reported. Among the three patients with Grade 3 TRAEs, there were no drug discontinuations related to the severe adverse events. The rate of TRAEs leading to dose interruptions was 1.6% and to dose discontinuations was 0.8%.

Additional LEGEND Trial Updates

On November 11, 2025, the Company also announced updates regarding enrollment in the other cohorts of the LEGEND trial:

•	Cohort 2a, evaluating detalimogene in NMIBC patients with CIS who are naïve to treatment with BCG, has enrolled 30 patients;

•	Cohort 2b, evaluating detalimogene in high-risk NMIBC patients with CIS who have been exposed to BCG but have not received adequate BCG treatment, has enrolled 45 patients; and

•	Cohort 3, evaluating detalimogene in BCG-unresponsive high-risk NMIBC patients with papillary-only disease, has enrolled 36 patients.

Cash and Liquidity Update

As of October 31, 2025, the Company had cash, cash equivalents and short-term investments of $202.4 million.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of the Company, dated November 10, 2025

99.2	Press Release of the Company, dated November 11, 2025

99.3	Slide Presentation, dated November 11, 2025

99.4	Corporate Presentation, dated November 11, 2025

104	Cover Page Interactive Data File (Formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENGENE HOLDINGS INC.

Date: November 12, 2025	By:	/s/ Ronald H.W. Cooper
	Name:	Ronald H.W. Cooper
	Title:	Chief Executive Officer and President